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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2002


                                    L90, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       000-28893          95-4761069
-------------------------------        --------------      --------------
(State or other jurisdiction            (Commission        (IRS Employer
of incorporation or organization)       File Number)      Identification No.)

4499 Glencoe Avenue
Marina del Rey, California                               90292
-----------------------------------------------    -----------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (310) 751-0200



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Item 5.                    Other Events.

                  Press Release

                  On June 20, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated by reference herein.



Exhibits
--------

Document Description                                          Exhibit No.
--------------------                                          -----------
Registrant's Press Release dated June 20, 2002                   99.1



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 20, 2002                           L90, INC.
                                        a Delaware corporation


                                        By:/s/ Peter M. Huie
                                           ----------------------------
                                        Peter M. Huie, General Counsel, Vice
                                        President, Secretary



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                                  EXHIBIT INDEX

Document Description                                          Exhibit No.
--------------------                                          -----------
Registrant's Press Release dated June 20, 2002                   99.1






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